ACCOUNTS RECEIVABLE, NET	12 Months Ended
Dec. 31, 2018
DESCRIPTION OF BUSINESS AND ORGANIZATION
NOTE 4. ACCOUNTS RECEIVABLE, NET

	December 31,	December 31,
	2018	2017

Accounts receivable	$3,677,706	$7,676,824
Allowance	(71,046)	(62,992)
Accounts receivable, net	$3,606,660	$7,613,832

Allowance for doubtful accounts:

	December 31,	December 31,
	2018	2017

Balance at beginning of the year	$62,992	$-
Addition	11,485	60,962
Exchange translation adjustment	(3,431)	2,030
Balance at end of the year	$71,046	$62,992

All of the accounts receivable are non-interest bearing. Based on the assessment of the collectability of the accounts receivable as of December 31, 2018 and 2017, the Company provided approximately $71,046 and $62,992 allowance, respectively. For the year ended December 31, 2018, $11,485 allowance for doubtful accounts was provided against the Companys accounts receivables.